SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               October 17, 1996
                                         --
                                (Date of Report)


                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)

Item 5.  Other Events.
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From time to time, "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995 are made by, or on behalf of, Georgia-Pacific Corporation (the "Corporation"). Such statements reflect management's expectations at the times such statements are made, and can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "estimate" or "continue," the negative of such terms, or other variations or comparable terminology. The Corporation is filing as Exhibit 99 to this Current Report on Form 8-K a cautionary statement identifying important factors, risks and uncertainties that could cause the Corporation's actual results to differ materially from those contained in such forward-looking statements.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

The following is filed as an Exhibit to this Report.

Exhibit No.        Description
-----------        -----------

    99 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation
                   Reform Act of 1995.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  October 17, 1996.
                  --


                                  GEORGIA-PACIFIC CORPORATION



                                  By /s/ James F. Kelley
                                     ---------------------------

                                    James F. Kelley
                                    Senior Vice President - Law